Exhibit 10.11

ASSIGNMENT AND ASSUMPTION OF AGREEMENT OF SALE AND PURCHASE

This Assignment and Assumption of Agreement of Sale and Purchase (“Assignment”) is entered into between KBS CAPITAL ADVISORS LLC, a Delaware limited liability company (“Assignor”), and KBSGI VON KARMAN TECH, LLC, a Delaware limited liability company (“Assignee”), as of August 11, 2015 (“Effective Date”).

RECITALS

A.           Pursuant to the terms of that certain Agreement of Sale and Purchase effective as of June 4, 2015, by and between HB Von Karman, LLC, a Delaware limited liability company, as seller, and Assignor, as buyer, as reinstated and amended by that certain Reinstatement and First Amendment to Agreement of Sale and Purchase effective as of July 8, 2015, as amended by that certain Second Amendment to Agreement of Sale and Purchase effective as of July 14, 2015, as amended by that certain Third Amendment to Agreement of Sale and Purchase effective as of July 17, 2015 (as reinstated and amended, the “Purchase Agreement”), Assignor agreed to acquire the Property (as such term is defined in the Purchase Agreement) commonly referred to as Von Karman Tech and located at 16842 Von Karman Avenue, Irvine, CA 92606. All initially-capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement unless the context clearly indicates otherwise.

B.           Assignor desires to assign, without recourse, representation or warranty, all of its rights, benefits, liabilities and obligations arising under the Purchase Agreement (and related documents) to Assignee, and Assignee desires to assume all of said rights, benefits, liabilities and obligations.

NOW, THEREFORE, in consideration of the foregoing promises, the mutual undertakings of the parties set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties agree as follows:

1.          Recitals.  The above recitals are incorporated herein by reference.

2.          Assignment and Assumption.  Assignor hereby transfers, assigns and conveys, without recourse, representation or warranty, express or implied, all of Assignor’s rights, interests, liabilities and obligations in and to the Property, and all of Assignor’s rights, interests, liabilities and obligations under the Purchase Agreement (and related documents) to acquire same to Assignee. Assignee hereby assumes all such rights, interests, liabilities and obligations, and joins in all representations, warranties, releases, and indemnities, of Assignor under the Purchase Agreement (and related documents) relating to such Property and the Purchase Agreement (and related documents) assigned to it above.

3.          Successors and Assigns.  This Assignment shall be binding upon and inure to the benefit of the parties’ successors and assigns.

4.          Attorneys’ Fees.  In the event any party institutes any action or proceeding against the other party with regard to this Assignment, the prevailing party of such action shall be entitled to recover from the nonprevailing party (in addition to all other remedies provided by law) its attorneys’ fees and costs incurred in such action or proceeding.

5.          Counterparts.  This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. Each counterpart may be delivered by facsimile transmission. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto.

[Signatures to Follow]

Executed as of the date set forth above.

ASSIGNOR:

KBS CAPITAL ADVISORS LLC, a Delaware limited liability company

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

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ASSIGNEE:

KBSGI VON KARMAN TECH, LLC, a Delaware limited liability company

By:	KBSGI REIT ACQUISITION I, LLC,
a Delaware limited liability company, its sole member

	By:	KBSGI REIT PROPERTIES, LLC,
a Delaware limited liability company, its sole member

		By:	KBS GROWTH & INCOME LIMITED PARTNERSHIP,
a Delaware limited partnership, its sole member

			By:	KBS GROWTH & INCOME REIT, INC.,
a Maryland corporation, its general partner

				By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

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